UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Norfolk Southern Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
to Be Held on May 11, 2017

NORFOLK SOUTHERN CORPORATION

MEETING INFORMATION:

May 11, 2017 at 8:30 A.M., Eastern Daylight Time
at the Hilton Norfolk The Main, 100 East Main Street, Norfolk, Virginia

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 05/01/17.

Please visit http://www.astproxyportal.com/ast/17278/, where the following materials are available for view:

	●	Notice of Annual Meeting of Shareholders
	●	Proxy Statement
	●	Form of Electronic Proxy Card
	●	Annual Report on Form 10-K
TO REQUEST PAPER OR E-MAIL COPY:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: https://us.astfinancial.com/proxyservices/requestmaterials.asp
TO VOTE:

ONLINE: To access your online proxy card, please visit www voteproxy com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. Please review the Voting and Proxies section of the Proxy Statement for related requirements for meeting attendance.

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1. ELECTION OF THIRTEEN DIRECTORS.

1.1. Thomas D. Bell, Jr.

1.2. Erskine B. Bowles

1.3. Robert A. Bradway

1.4. Wesley G. Bush

1.5. Daniel A. Carp

1.6. Mitchell E. Daniels, Jr.

1.7. Marcela E. Donadio

1.8. Steven F. Leer

1.9. Michael D. Lockhart

1.10 Amy E. Miles

1.11 Martin H. Nesbitt

1.12 James A. Squires

1.13  John R. Thompson

2.	Ratification of the appointment of KPMG LLP, independent registered public accounting firm, as Norfolk Southern’s independent auditors for the year ending December 31, 2017.
3.	Approval of advisory resolution on executive compensation, as disclosed in the proxy statement for the 2017 Annual Meeting of Shareholders.
4.	Frequency of advisory resolution on executive compensation, every one, two, or three years.

In addition, in their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING ITEMS 1 - 3: THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF “ONE YEAR” ON ITEM 4.

Please note that you cannot use this notice to vote by mail.